EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 7, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Participation in the Temporary Guarantee Program for Money Market Funds

On October 6, 2008, the Board of Trustees (the “Board”) of the Trust approved the participation by the EQ/Money Market Portfolio (the “Portfolio”) in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of the Portfolio falls below $0.995 and the Portfolio liquidates, the Program will provide coverage to shareholders in the Portfolio as of September 19, 2008, for up to $1.00 per share for the lesser of either the number of shares the investor held in the Portfolio at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. The Program applies only to shareholders of record on September 19, 2008 who maintain a positive account balance in the Portfolio from the close of business on that date through the earlier of the date on which the Portfolio’s per share value falls below $0.995 if this were to occur or the date on which the Program terminates. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program will provide coverage to covered shareholders for an initial three-month period ending December 18, 2008. Participation in the initial three months of the Program requires a payment to the U.S. Treasury Department in the amount of 0.01% of based on the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Board of Trustees of the Portfolio will consider whether to continue to participate and, if so, the Portfolio would be required to pay additional fees. As of the date of the Supplement, assets available to the Program to support all participating money market funds is limited to $50 billion. More information about the Program is available at http://www.ustreas.gov.